Supplement dated September 7, 2022 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

The name of the Separate Account has changed.

Current Separate Account Name	New Separate Account Name
Allstate Life of New York Separate Account A	Wilton Reassurance Life Co of New York Separate Account A

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this Supplement for future reference together with your Prospectus.

WILTONNYSUP1